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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            TEMPLATE SOFTWARE, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)



        Virginia                000-21921                 52-1042793
        --------                ---------                 ----------
(State of incorporation    (Commission File No.)        (IRS employer
or organization)                                        identification no.)



                           45365 VINTAGE PARK PLAZA
                            DULLES, VIRGINIA 20166
                   (Address of principal executive offices)

                                (703) 318-1000
             (Registrant's telephone number, including area code)



                              SEPTEMBER 30, 1998
               Date of Report (Date of earliest event reported):

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                            TEMPLATE SOFTWARE, INC.

                                     INDEX

Information to be Included in the Report                  Page
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Item 8.  Change in Fiscal Year.                            1

Signatures                                                 2
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ITEM 8.  CHANGE IN FISCAL YEAR
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     On September 30, 1998, the Board of Directors of Template Software, Inc., a
Virginia corporation (the "Company"), approved a change in the Company's fiscal
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year.  Effective immediately, the Company's fiscal year shall end on December 31 of each year. Prior to the change, the Company's fiscal year ended on November 30 of each year. The report covering the transition period from December 1,
1997 to December 31, 1997 will be filed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      TEMPLATE SOFTWARE, INC.
                                      (Registrant)



                                      By:  /s/ Kimberly E. Osgood
                                           ----------------------
                                           Kimberly E. Osgood
                                           Chief Financial Officer and
                                           Chief Accounting Officer


Dated:  October 15, 1998